EXHIBIT 32.2: Certification of Principal Financial Officer pursuant to 18 U.S.C.ss.1850 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                           CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nutek Oil, Inc. (the "Company") on Form 10-SB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jason F. Griffith, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to {section} 906 of the Sarbanes-Oxley Act of 2002, and that to the best of the undersigned's knowledge and belief:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                         /s/ Jason F. Griffith, CPA
                         ------------------------------------------
                         JASON F. GRIFFITH, Chief Financial Officer

Dated: April 28, 2004